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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): June 26, 2007
                                                           -------------


                            CIRCUIT CITY STORES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


          Virginia                        001-05767                   54-0493875
---------------------------------------------------------------------------------------
(State or other jurisdiction       (Commission File Number)        (I.R.S. Employer
      of incorporation)                                          Identification Number)


                  9950 Mayland Drive, Richmond, Virginia 23233
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (804) 486-4000

                                       N/A
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




                 Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Effective June 26, 2007, Michael E. Foss resigned as a member of the Board of Directors of Circuit City Stores, Inc. (the "Company").

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On June 26, 2007, the Company's Board of Directors approved the amendment of the Company's Bylaws to decrease the size of the Board of Directors from 12 members to 11 members effective June 26, 2007. A copy of the amendment is filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by this reference.

                  Section 9 - Financial Statements and Exhibits

Item 9.01.   Financial Statements and Exhibits

         (d) Exhibits

             3.1 Amendment, effective June 26, 2007, to the Circuit City Stores, Inc. Bylaws, as amended April 17, 2007



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    CIRCUIT CITY STORES, INC.



                    By:      /s/Reginald D. Hedgebeth
                             --------------------------------------------------
                             Reginald D. Hedgebeth
                             Senior Vice President, General Counsel and
                             Secretary



Date:    July 2, 2007




                                  EXHIBIT INDEX

Exhibit No.           Description of Exhibit

3.1 Amendment, effective June 26, 2007, to the Circuit City Stores, Inc. Bylaws, as amended April 17, 2007, filed herewith.
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